*                                                         *

Household Finance Corporation

HRSI Funding, Inc.
    Jul-99
Household Private Label Credit Card Master Trust II,
 20-Aug-99
Series 1994-2
*
         *


*** Trust Portfolio Activity Summary ***



Performance Ratios (expressed as a percentage of

Principal Receivables)
   Payment Rate
    9.457%
   Annualized Gross Cash Yield
   23.232%
   Annualized Default Rate
    7.059%
   Annualized Portfolio Yield
   16.173%


Delinquency status of accounts:          (Gross/Gross)

   30 - 59 days (Del Stat 1) ($)
39,322,143.79
   30 - 59 days (Del Stat 1) (%)
     2.74%
   60 - 89 days (Del Stat 2) ($)
21,294,801.65
   60 - 89 days (Del Stat 2) (%)
     1.48%
   90+ days (Del Stat 3+)($)
81,262,758.67
   90+ days (Del Stat 3+)(%)
     5.67%
        Total ($)
141,879,704.11
        Total (%)
     9.89%


Collections

   Principal (discount applied)
104,663,885.46
   Finance Charge (discount applied)
26,695,472.69
   Other
      0.00
   Allocated Recoveries
196,862.67
   Total
131,556,220.82


Aggregate Principal Shortfalls for Group 1
5,295,399.70


Adjustment Payments
      0.00
Transfer Deposit Amount
      0.00


Charge-Off Activity

   Defaulted Receivables
8,171,259.58
   Defaulted Receivables Repurchased Pursuant to Article
      0.00
2.07
   Defaulted Receivables Repurchased Pursuant to Article
      0.00
3.03
   Defaulted Amount
8,171,259.58


*** Reallocated Investor Finance Charge and

Administrative Collections ***


Reallocated Investor Finance Charge and Administrative
1,058,255.82
Collections
Investor Defaulted Amount
299,034.36
Series Adjusted Portfolio Yield
   17.923%


*** Class A Invested Percentage Allocations ***



Class A Invested Percentage
33.6065574%
Fixed Class A Invested Percentage
82.0000000%


Class A Monthly Interest (Due) [Section 4.08(a)]
      0.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
      0.00
Class A Additional Interest (Due) [Section 4.08(a)]
      0.00
Overdue Class A Additional Interest (Due) [Section
      0.00
4.08(a)]
Class A Investor Default Amount
      0.00
Allocable Servicing Fee (Due) [Section 3]
 84,722.22
Previously unpaid Allocable Servicing Fee
      0.00


Class A Required Amount [Section 4.10 (a)]
      0.00
Funding of Class A Required Amount:

     From Excess Reallocated FC&A to Pay Req. Amount
      0.00
[Section 4.13(a)]
     From Cash Collateral Account Withdrawls [Section
      0.00
4.14(b)]
     From Subordinated Principal Collections [Section
      0.00
4.15(a)]
     Total ("Funded Class A Required Amount")
      0.00


Class A Invested Percentage of Reallocated FC&A [Section
355,643.35
4.11(a)]
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
270,921.13
Funded Class A Required Amount
      0.00
Excess Reallocated FC&A to cover previously unpaid
      0.00
Allocated Servicing Fee [Section 4.13(g)]
Total Available for Class A Invested Percentage
 84,722.22
Allocations


Class A Monthly Interest (Paid)
      0.00
Overdue Class A Monthly Interest (Paid)
      0.00
Class A Additional Interest (Paid)
      0.00
Overdue Class A Additional Interest (Paid)
      0.00
Reimb. of Class A Investor Default Amount (Paid)
      0.00
Allocable Servicing Fee (Paid)
 84,722.22
Previously unpaid Allocable Servicing Fee (Paid)
      0.00


Class A Interest Shortfall
      0.00
Class A Additional Interest Shortfall
      0.00

     0.00%
*** Class B Invested Percentage Allocations ***



Class B Invested Percentage
44.2622951%
Fixed Class B Invested Percentage
6.0000000%


Class B Monthly Interest (Due) [Section 4.08(b)]
150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
      0.00
Class B Additional Interest (Due) [Section 4.08(b)]
      0.00
Overdue Class B Additional Interest (Due) [Section
      0.00
4.08(b)]
Class B Investor Default Amount
132,359.47


Excess current or overdue Class B Monthly Interest,

  Class B Additional Interest or the cumulative Excess
      0.00
Interest
Funding of Excess current or overdue Class B Monthly

Interest,
  Class B Additional Interest or the cumulative Excess

Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
      0.00
     From Cash Collateral Account Withdrawl [Section
      0.00
4.14(b)]
     From Subordinated Principal Collections allocable to
      0.00
the Collateral Invested Amount [Section 4.15(b)]
     Total Funded
      0.00


Funding of Class B Investor Default Amount

     From Excess Reallocated FC&A [Section 4.13(d)]
132,359.47
     From Cash Collateral Account Withdrawl [Section
      0.00
4.14(b)]
     From Subordinated Principal Collections allocable to
      0.00
the Collateral Invested Amount [Section 4.15(b)]
     Total Funded
132,359.47

         0
Class B Invested Percentage of Reallocated FC&A [Section
468,408.31
4.11(b)]
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
318,408.31
Funded Excess current or overdue Class B Monthly

Interest,
  Class B Additional Interest or the cumulative Excess
      0.00
Interest:
Funded Class B Default Amount
132,359.47
Total Available for Class B Floating Allocations
282,359.47


Class B Monthly Interest (Paid)
150,000.00
Overdue Class B Monthly Interest (Paid)
      0.00
Class B Additional Interest (Paid)
      0.00
Overdue Class B Additional Interest (Paid)
      0.00
Reimbursement Class B Investor Default Amount (Paid)
132,359.47


Class B Interest Shortfall
      0.00
Class B Addtional Interest Shortfall
      0.00


*** Collateral Invested Percentage Allocations ***



Collateral Invested Percentage
22.1311475%
Fixed Collateral Invested Percentage
12.0000000%


Collateral Monthly Interest (Due) [Section 4.08(c)]
 59,868.75
Overdue Collateral Monthly Interest (Due) [Section
      0.00
4.08(c)]
Collateral Additional Interest (Due) [Section 4.08(c)]
      0.00
Overdue Collateral Additional Interest (Due) [Section
      0.00
4.08(c)]
Collateral Investor Default Amount
 66,179.74


Collateral Invested Percentage of Reallocated FC&A
234,204.16
[Section 4.11(b-1)]
Amount that constitutes Excess FC&A [Section 4.11(b-1)]
234,204.16
From Excess Reallocated FC&A to Fund Collateral Investor
126,048.49
Default Amount [Section 4.13(h)]
Total Available for Collateral Invested Percentage
126,048.49
Allocations


Collateral Monthly Interest (Paid)
 59,868.75
Overdue Collateral Monthly Interest (Paid)
      0.00
Collateral Additional Interest (Paid)
      0.00
Overdue Collateral Additional Interest (Paid)
      0.00
Reimbursement of Collateral Default Amount (Paid)
 66,179.74


Collateral Interest Shortfall
      0.00
Collateral Additional Interest Shortfall
      0.00


Series 1994-2 Monthly Interest

    Collateral Rate Cap
8.0000000%
    Collateral Monthly Interest (Subject to Collat. Rate
 59,868.75
Cap)
    Series 1994-2 Monthly Interest
209,868.75


*** Reimbursement of Shortfalls ***



Excess Reallocated FC&A Collections

  Sources of Excess Reallocated FC&A Collections

      Excess Class A Reallocated FC&A [Section
270,921.13
4.11(a)(iv)]
      Excess Class B Reallocated FC&A [Section
318,408.31
4.11(b)(ii)]
      Excess Collateral Interest Reallocated FC&A
234,204.16
[Section 4.11(b-1)]
         Total
823,533.60
  Uses of Excess Reallocated FC&A Collections [Section

4.13]
    Allocated to Class A Required Amount [Section
      0.00
4.13(a)]
    Allocated to reimburse Class A Investor Charge-Offs
      0.00
[Section 4.13(b)]
    Allocated to pay current or overdue Class B Monthly

        Interest, Class B Additional Interest or the

Cumulative
        Excess Interest Amount [Section 4.13(c)]
      0.00
    Allocated to fund the Class B Investor Default Amount
132,359.47
[Section 4.13(d)]
    Allocated to reimburse Class B Invested Amount
      0.00
reductions [Section 4.13(e)]
    Allocated to Collateral Monthly Interest [Section
 59,868.75
4.13(f)]
    Allocated to unpaid Allocated Servicing Fee from
      0.00
previous periods [Section 4.13(g)]
    Allocated to fund the Collateral Default Amount
 66,179.74
[Section 4.13(h)]
    Allocated to reimburse Collateral Invested Amount
      0.00
reductions [Section 4.13(i)]
    Allocated to the Cash Collateral Account [Section
      0.00
4.13(j)]
    Allocated pursuant to the Collateral Agreement
565,125.64
[Section 4.13(k)]


Subordinated Principal Collections [Section 4.15]
18,760,171.69
   Allocated to Class A Required Amount [Section 4.15(a)]
      0.00
   Allocated to pay current or overdue Class B Monthly

        Interest, Class B Additional Interest or the

Cumulative
        Excess Interest Amount [Section 4.15(b)]
      0.00
    Allocated to fund the Class B Investor Default Amount
      0.00
[Section 4.15(c)]




*** Amortization Allocations ***



Accumulation Period Determination

    Required Aggregate Accumulation Amount
      0.00
    Accumulation Period Amount
      0.00
    Accumulation Period Length
      2.00
         Accumulation Period?
        NO
Amortization Events

   Three Month Average Series Adjusted Portfolio Yield          Not
Triggered
Test
   Other Amortization Events                                    Not
Triggered
Transaction Period
Cont. Amort.


Principal Allocation Percentage
81.7277711%


Available Investor Principal Collections

     Investor Principal Collections
24,997,693.23
     Subordinated Principal Collections
      0.00
     Series Allocable Miscellaneous Payments
      0.00
     Series 1994-2 Excess Principal Collections
(5,295,399.70)
     [Subordinated Series Reallocated Principal
      0.00
Collections]
  Available Investor Principal Collections
19,702,293.53


Collateral Principal Collections
3,456,907.07


Class A Controlled Amortization Amount
      0.00
Class A Controlled Distribution Amount
      0.00
Class A Monthly Principal (Due) [Section 4.09(a)]
      0.00
Class A Monthly Principal (Paid)
      0.00
Class A Deficit Controlled Amortization Amount
      0.00


Total Available to Pay Class B Monthly Principal
39,702,293.53
Class B Controlled Amortization Amount
22,500,000.00
Class B Controlled Distribution Amount
22,500,000.00
Class B Monthly Principal (Due) [Section 4.09(b)]
22,500,000.00
Class B Monthly Principal (Paid)
22,500,000.00
Class B Deficit Controlled Amortization Amount
      0.00


Available Investor Prin. Collecions (after paying A &B)
      0.00


Collateral Monthly Principal (Due) [Section 4.09(c)]
11,250,000.00
Collateral Monthly Principal (Paid)
11,250,000.00


Series 1994-2 Principal Shortfall
5,295,399.70
Trust Excess Principal Collections
(5,295,399.70)




*** Funding Accounts ***



Principal Funding Account deposit
      0.00
Withdraw of Funded Deficit Controlled Amortization Amount
      0.00
Withdraw of Excess (Paid to Seller)
20,000,000.00
Principal Funding Account Balance
      0.00


Funded Deficit Controlled Amortization Amount
      0.00


[ Class B Principal Funding Account deposits
22,500,000.00
 Principal Distributed to Class B Certificateholders
22,500,000.00
 Class B Principal Funding Account Balance
       N/A


 Class A Interest Payment/Deposit

   from Collection Account
      0.00
   from Principal Funding Account
      0.00
   Paid to Class A Certificateholders
      0.00
   Interest Funding Account Balance
      0.00


 Class B Interest Payment/Deposit

   from Collection Account
150,000.00
   from Principal Funding Account
      0.00
   Paid to Class B Certificateholders
150,000.00
   Interest Funding Account Balance]
      0.00


Class A Investor Charge-Offs
      0.00
Reimbursement of Class A Investor Charge-Offs
      0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
      0.00


Reduction of Class B Invested Amount (Other than Class B
      0.00
ICO)
Class B Investor Charge-Offs
      0.00
Reimbursement of Class B Investor Charge-Offs
      0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and
      0.00
Reductions


Reduction of the Collateral Invested Amount (Other than
      0.00
Collateral CO)
Collateral Charge-Offs
      0.00
Reimbursement of Collateral Invested Amount reductions
      0.00
Cumulative Unreimbursed Collateral Invested Amount
      0.00
Reductions
Previous month's ending Collateral Invested Amount
11,250,000.00
Current Month's ending Collateral Invested Amount
      0.00


Unpaid current Allocated Servicing Fee
      0.00
Reimbursement of unpaid Allocated Servicing Fee
      0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
      0.00


Total Distributions to Class A, B, CIA  (principal and
34,158,407.96
interest and defaults)


*** Receivables Outstanding & Invested Amounts ***



Principal Receivables outstanding [Last Month]
1,389,045,590.08
Average Principal outstanding based upon additional
1,389,045,590.08
accounts
Principal Receivables outstanding [End of Month]
1,306,445,503.35
Finance Charge and Administrative Receivables outstanding
127,849,528.86


Class A Invested Amount
      0.00
Class B Invested Amount
      0.00
Collateral Invested Amount
      0.00
Invested Amount
      0.00


Series Adjusted Invested Amount
375,000,000.00
    Revolving or Accumulation Period
375,000,000.00
    Controlled Amortization  Period
375,000,000.00
        Seller Specified Numerator
      0.00
        125% Amount
      0.00
    Early Amortization  Period
       N/A


Series Required Seller Amount
37,500,000.00
Required Collateral Amount
      0.00
Available Collateral Amount
      0.00


Class A Certificate Balance
      0.00
Class B Certificate Balance
      0.00




*** Cash Collateral Account ***



Cash Collateral Account [Section 4.14]

   Begin Balance
      0.00
   Deposit of Excess Collections
      0.00
   Withdrawal Amounts [Section 4.14 (b)]

      For Class A Required Amount
      0.00
      To reimburse Class A Investor Charge-Offs
      0.00
      To pay current or overdue Class B Monthly

          Interest, Class B Additional Interest or the

Cumulative
          Excess Interest Amount
      0.00
      To fund the Class B Investor Default Amount
      0.00
      To reimburse Class B Invested Amount reductions
      0.00
             Total
      0.00
   Deposit of Collateral Monthly Principal
11,250,000.00
   Net Available
11,250,000.00
   Required Cash Collateral Amount
      0.00
   Collateral Surplus
11,250,000.00
   Cash Collateral Account Surplus
11,250,000.00
   End Balance
      0.00


Collateral Surplus (Prime)
      0.00
Cash Collateral Account Surplus (Prime)
      0.00






























































































































































 *'                                                        *'

Household Finance Corporation

HRSI Funding, Inc.

Household Private Label Credit Card Master Trust II,
 20-Aug-99
Series 1994-2
 *                                                         *

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT



A. Information Regarding Distributions



   1. Total distribution per $1,000 interest
  0.000000
   2. Principal distribution per $1,000 interest
  0.000000
   3. Interest distribution per $1,000 interest
  0.000000


B. Performance of Trust



   1. Collections of Receivables

      (a) Total Collections
131,556,220.82
      (b) Collections of Finance Charge & Administrative
26,892,335.36
Receivables
      (c) Collections of Principal
104,663,885.46


   2. Allocation of Receivables

      (a) Class A Invested Percentage
33.6065574%
      (b) Principal Allocation Percentage
81.7277711%


   3. Class A Principal

      (a) Total Amount Paid / Deposited to

          Principal Funding Account
      0.00
      (b) Total amount on deposit in Principal

          Funding Account
      0.00


   4. Delinquent Balances            (Gross/Gross)

      (a) 30 - 59 days (Del Stat 1) -- ($)
39,322,143.79
                                    (%)
     2.74%
      (b) 60 - 89 days (Del Stat 2) -- ($)
21,294,801.65
                                     (%)
     1.48%
      (c) 90+ days (Del Stat 3+) -- ($)
81,262,758.67
                                               (%)
     5.67%


   5. Class A Investor Default Amount
      0.00




CLASS  A  CERTIFICATEHOLDER'S  STATEMENT



   6. Class A Investor Charge-Offs;

      Reimbursement of Charge-Offs.

      (a) Class A Investor Charge-Offs, if any, for the

Distribution
          Date(s) with respect to the Payment Date
  0.000000
      (b) The amount of Item 6(a) per $1,000 interest
  0.000000
      (c) Total reimbursed to Trust in respect of Class A

          Investor Charge-Offs
  0.000000
      (d) The amount of Item 6(c) per $1,000 interest
  0.000000
      (e) The amount, if any, by which the outstanding

principal
          balance of the Class A Certificates exceeds the

Class A
          Invested Amount as of the end of such Payment
  0.000000
Date


   7. Allocable Servicing Fee paid for the Distribution

      Date(s) with respect to the Payment Date
 84,722.22


   8. Deficit Controlled Amortization Amount for such
      0.00
Payment Date


C. Class A Pool Factor
0.00000000


D. Receivables Balances



   1. Principal Receivables as of close of business on

the last day
      of the preceding Due Period
1,306,445,503.35


   2. Finance Charge and Administrative Receivables as of

the close
      of business on the last day of the preceding Due
127,849,528.86
Period


E. Class B Certificates



   1. Class B Invested Amount as of the end of the
      0.00
Payment Date


   2. Available Collateral Invested Amount as of the end
      0.00
of the Payment Date






 *                                                         *

Household Finance Corporation

HRSI Funding, Inc.

Household Private Label Credit Card Master Trust II,

Series 1994-2
 *                                                         *

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT



A. Information Regarding Distributions



   1. Total distribution per $1,000 interest
1,006.666667
   2. Principal distribution per $1,000 interest
1,000.000000
   3. Interest distribution per $1,000 interest
  6.666667


B. Performance of Trust



   1. Collections of Receivables

      (a) Total Collections
131,556,220.82
      (b) Collections of FC&A
26,892,335.36
      (c) Collections of Principal
104,663,885.46


   2. Allocation of Receivables

      (a) Class B Invested Percentage
44.2622951%
      (b) Principal Allocation Percentage
81.7277711%


   3. Class B Principal

      (a) Total Amount Paid / Deposited to

          the Principal Funding Account
+1994 2:BI627
      (b) Total amount on deposit in Principal

          Funding Account
+1994 2:BI629


   4. Delinquent Balances

(Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)
39,322,143.79
                                    (%)
     2.74%
      (b) 60 - 89 days (Del Stat 2) -- ($)
21,294,801.65
                                     (%)
     1.48%
      (c) 90+ days (Del Stat 3+) -- ($)
81,262,758.67
                                               (%)
     5.67%


   5. Class B Investor Default Amount
132,359.47




CLASS  B  CERTIFICATEHOLDER'S  STATEMENT



   6. Class B Investor Charge-Offs;

      Reimbursement of Charge-Offs.

      (a) Class B Investor Charge-Offs and other

reductions, if any,
          for the Distribution Date(s) with respect to

the
          Payment Date
  0.000000
      (b) The amount of Item 6(a) per $1,000 interest
  0.000000
      (c) Total reimbursed to Trust in respect of Class B

          Investor Charge-Offs and other reductions
  0.000000
      (d) The amount of Item 6(c) per $1,000 interest
  0.000000
      (e) The amount, if any, by which the outstanding

principal
          balance of of the Class B Certificates exceeds

the Class B
          Invested Amount as of the end of such Payment
  0.000000
Date


   7. Available Cash Collateral Amount

      (a) Available Cash Collateral Amount at close of

business
          on the Payment Date
  0.000000
      (b) Available Cash Collateral Amount as a percent

of the
          Class B Invested Amount, each at close of

business on the
          Payment Date
  0.000000


   8. Available Collateral Invested Amount
      0.00


   9. Deficit Controlled Amortization Amount for such
      0.00
Payment Date


C. Class B Pool Factor
0.00000000


D. Receivables Balances



   1. Principal Receivables as of close of business on

the last day
      of the preceding Due Period
1,306,445,503.35


   2. Finance Charge and Administrative Receivables as of

the close
      of business on the last day of the preceding Due
127,849,528.86
Period